SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                   FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                               NOVEMBER 13, 1995
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             CARDINAL HEALTH, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)






                OHIO                 0-12591              31-0958666
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


              5555 GLENDON COURT, DUBLIN, OHIO               43016
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



                                  (614) 717-5000
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         -------   INFORMATION AND EXHIBITS
                   -----------------------------------------

         (a)  Financial Statements of Medicine Shoppe International,
              Inc.
              -----------------------------------------------------

              (i)       Report of Independent Public Accountants

              (ii) Statements of Earnings for the three fiscal years ended September 30, 1994

              (iii)     Balance Sheets as of September 30, 1994 and
                        September 30, 1993

              (iv) Statements of Cash Flows for the three fiscal years ended September 30, 1994

              (v) Statements of Stockholders' Equity for the three fiscal years ended September 30, 1994

              (vi)      Notes to Financial Statements

              The above financial statements and report are set forth as Annex A hereto and are incorporated herein by this reference.*

         (b)  Pro Forma Financial Information
              -------------------------------

              (i) Unaudited Pro Forma Combined Balance Sheet combining the consolidated balance sheet of Cardinal Health, Inc. as of June 30, 1995 with the balance sheet of Medicine Shoppe
                        International, Inc. as of June 30, 1995

              (ii) Unaudited Pro Forma Combined Statements of Earnings combining the consolidated statements of earnings of Cardinal Health, Inc. for the fiscal years ended June 30, 1995, June 30, 1994 and March 31, 1993 with the statements of earnings of Medicine Shoppe International, Inc. for the twelve month periods ended June 30, 1995, June 30, 1994 and March 31, 1993

              (iii)     Notes to Pro Forma Combined Financial
                        Information

              The above pro forma financial information is set forth as Annex B hereto and is incorporated herein by this reference.*

              -----------
              *  Previously filed.






         (c)  Exhibits
              --------

              The following exhibit is filed herewith:

              Exhibit
              Number    Exhibit Description
              -------   -------------------

              23        Consent of Arthur Andersen LLP






















































                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CARDINAL HEALTH, INC.


         Dated:  January 17, 1996      By /s/ George H. Bennett, Jr.
                                         -----------------------------
                                          George H. Bennett, Jr.
                                          Executive Vice President,
                                            General Counsel and
                                            Secretary







                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER         EXHIBIT DESCRIPTION
         -------        -------------------

         23             Consent of Arthur Andersen LLP